UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2011

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 29, 2011, in connection with the previously announced Interest Purchase Agreement among ERP Operating Limited Partnership (“ERP”), a subsidiary and the operating partnership of Equity Residential, and certain affiliates of Bank of America Corp. and Barclays PLC (collectively, the “Sellers”), ERP and Equity Residential issued a press release relating to Equity Residential and ERP’s petition to intervene in the proceedings between Lehman Brothers Holdings Inc. and the Sellers in the United States Bankruptcy Court for the Southern District of New York. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Exhibit

99.1	Press Release dated December 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: December 29, 2011	By:	/s/ David J. Neithercut
	Name:	David J. Neithercut
	Its:	Chief Executive Officer

ERP OPERATING LIMITED PARTNERSHIP

Date: December 29, 2011	By:	Equity Residential, its general partner

	By:	/s/ David J. Neithercut
	Name:	David J. Neithercut
	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated December 29, 2011.